                                                                  EXHIBIT 10.2.6


             SECOND LIMITED PARTNERSHIP AMENDING AGREEMENT (2001-2)
             ------------------------------------------------------


         Second Limited Partnership Amending Agreement (2001-2) dated as of September 19, 2001, among Bracknell Limited Partnership, Royal Bank of Canada, as Administrative Agent and the financial institutions listed as Lenders in the Third Amended and Restated Credit Agreement (as defined below).

         WHEREAS pursuant to an Amended and Restated Credit Agreement as of December 22, 2000 among the parties hereto, as amended by the Limited Partnership Amending Agreement (2001-1) dated as of July 30, 2001 (collectively the "Amended and Restated Credit Agreement"), the Lenders made certain credit facilities available to the Borrower;

         AND WHEREAS the Borrower has requested the Lenders to make certain amendments to the Third Amended and Restated Credit Agreement to provide for a deferral of a scheduled principal payment from October 31, 2001 to December 21, 2001;

         AND WHEREAS the parties hereto have agreed to amend the Third Amended and Restated Credit Agreement to reflect the foregoing;

         NOW THEREFORE this Agreement witnesseth that for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement are used in this Second Limited Partnership Amending Agreement (2001-2) and the recitals hereto as therein defined.

2. Amendments to Article 2. Section 2.04 is amended as follows:

         (a) Section 2.04(1) shall be deleted and the following substituted therefor:

                           "The Borrower shall repay (subject to Section 7.01) and there shall become due and payable the Accommodations Outstanding under the Credit Facility rateably in quarterly installments in the following amounts (expressed as a percentage of the Commitment at the close of business on Facility Availability Expiry Date) on the last day of each of the following Financial Quarters at the rate of (i) 5% commencing April 30, 2001 and ending with the Financial Quarter ending October 31, 2003; (ii) 10% commencing with the Financial Quarter ending January 31, 2004 and ending with the Financial Quarter ending July 31, 2004; and
                           (iii) 15% for the Financial Quarter ending October 31, 2004 provided that all Accommodations Outstanding shall have been paid in full on October 31, 2004. The payments required to be made on July 31, 2001 and October 31, 2001 in accordance with immediately proceeding (i) shall not be required to be made on July 31, 2001 or October 31, 2001, as the case may be, and shall be deferred to and paid on December 21, 2001."

3. Amendments to Article 3. Section 3 is amended as follows:

         (a) Section 3.01(2) is amended by deleting the phrase "and Libor Rate Advances";

         (b) Section 3.03 is amended by deleting Sections 3.04(2) and 3.04(3), and the following substituted for Section 3.04(2):

                           "(2) All Libor Rate Advances outstanding as of September 19, 2001 shall become U.S. Prime Rate Advances on the last day of their respective Interest Periods (or on such earlier date as may be required to comply with any applicable law, rule, regulation, judgment or order).

4. Reference to and Effect on the Amended and Restated Credit Agreement. On and after the date hereof, each reference in the Amended and Restated Credit Agreement to "this agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Amended and Restated Credit Agreement in the Credit Documents and any and all agreements, documents and instruments delivered by all or any one or more of the Borrowers or any Subsidiary or any other Person shall mean and be a reference to the Amended and Restated Credit Agreement as amended hereby. Except as specifically amended hereby, the Amended and Restated Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. No Waiver, etc. The execution, delivery and effectiveness of this Second Limited Partnership Amending Agreement (2001-2) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Amended and Restated Credit Agreement or any of the Credit Documents nor constitute a waiver of any provision of any of the Amended and Restated Credit Agreement or any Credit Document.

6. Governing Law. This Second Limited Partnership Amending Agreement (2001-2) shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

         IN WITNESS WHEREOF the parties hereto have executed this Second Limited Partnership Amending Agreement (2001-2) as of the date first set forth above.


                                      BRACKNELL LIMITED PARTNERSHIP,
                                      by its General Partner,
                                      1406883 Ontario Limited

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      ROYAL BANK OF CANADA, as
                                      Administrative Agent

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      ROYAL BANK OF CANADA

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                      NEW YORK AGENCY

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      THE TORONTO-DOMINION BANK, NEW YORK BRANCH

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      BANK OF AMERICA, N.A.

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      BANK OF MONTREAL

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      BANK ONE, KENTUCKY, N.A.

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      COMERICA BANK

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      MERRILL LYNCH CAPITAL CORP.

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer


                                      WELLS FARGO BANK, NA.

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      FIRSTAR BANK, NA.

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                                      Per:
                                           ------------------------------------
                                             Authorized Signing Officer

                  Guarantors' Acknowledgement and Confirmation


         Acknowledgement and confirmation made as of September 19, 2001 by Bracknell Corporation, The State Group Limited, The State Services Group Limited, Bracknell Telecommunication Services Inc. (collectively referred to as the "Canadian Guarantors"), and 354709 Alberta Ltd. and 334108 Alberta Ltd. (collectively referred to as the "Non-U.S. Subsidiaries"), and Bracknell Corporation (USA) Inc., Highlight Wireless Solutions Inc. ("Highlight"), and Eagle Electric Holdings, Inc. (Minnesota), Eagle Electric Holdings, Inc. (Delaware), Eagle Electrical Systems, Inc., Southwest Systems Limited, Parsons Electric Holdings, Inc., Allison-Smith Company, Parsons Electric Co., Neal Electric, Inc., Neal Equipment Company, LLC, Henderson Electric Co., Inc., Sylvan Industrial Piping, Inc. (Michigan), Sunbelt Integrated Trade Services, Inc., Crouch Industries, LLC, Quality Mechanical Contractors, Inc., Inglett & Stubbs, Inc. and Bracknell Facilities Services, Inc. (collectively, the "Nationwide Subsidiaries"), and The State Group International Limited, The State Group (USA) Limited, Preferred Electric, Inc., Preferred Electric Construction Corporation, Highlight Solutions, Inc. (collectively referred to as, the "State Subsidiaries") (the Nationwide Subsidiaries and the State Subsidiaries are collectively referred to herein as the "U.S. Subsidiaries"), and 1406883 Ontario Limited and 3041768 Nova Scotia Company (collectively referred to as, the "Canadian Finance Subsidiaries"), and Bracknell B (Wyoming) LLC, Bracknell A (Wyoming) LLC (collectively referred to as, the "Finance Subsidiaries"), and Patton Management Corporation, Adesta Communications, Inc., Adesta Ventures, Inc., Adesta of Colorado, Inc. and Able Telcom Do Brasil (collectively referred to as, the "Able Restricted Subsidiaries"), and Able Telcom International, Inc., Able Wireless, Inc., Adesta Transportation, Inc., MFS TransTech, Inc. and Adesta of the District of Columbia, Inc. (collectively referred to as, the "Able Guarantors"), and Bracknell GP L.L.C., Bracknell L.P., L.L.C. and Bracknell Investments, L.P. (collectively referred to as, the "New Entities") to and in favour of Royal Bank of Canada, as Administrative Agent.

         Reference is made to: (i) the Amended and Restated Credit Agreement, as amended by the Limited Partnership Amending Agreement (2001-1) dated as of July 30, 2001, and as further amended by the Second Limited Partnership Amending Agreement (2001-2) dated as of September 19, 2001; (ii) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Canadian Guarantors in favour of the Administrative Agent and such other parties as listed therein (each, a "Canadian Guarantee"); (iii) the guarantee dated as of December 22, 2000 provided by Highlight in favour of the Administrative Agent and such other parties as listed therein (the "Highlight Guarantee"); (iv) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Non-U.S. Subsidiaries in favour of the Administrative Agent and such other parties as listed therein (each, a "Non-U.S. Guarantee"); (v) the amended and restated guarantee and collateral agreement dated as of July 21, 2000 made by each of the U.S. Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Amended and Restated Guarantee and Collateral Agreement");
(vi) the guarantee dated as of July 21, 2000 made by each of the Canadian Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Canadian Finance Subsidiary Guarantee"); (vii) the guarantee and collateral agreement dated as of July 21, 2000 made by each of the Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Finance Subsidiary Guarantee and Collateral Agreement"); (viii) the assumption agreement dated as of December 22, 2000 made by each of the Able Restricted Subsidiaries and, as to the guarantee only, each of the Able Guarantors, in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "Able Guarantee and Collateral Agreement"); and (ix) the assumption agreement dated as of May 30, 2001 made by each of the New Entities in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "New Entity Guarantee and Collateral Agreement") (the Canadian Guarantees, the Highlight Guarantee, the Non-US Guarantees, the Amended and Restated Guarantee and Collateral Agreement, the Canadian Finance Subsidiary Guarantee, the Finance Subsidiary Guarantee and Collateral Agreement, the Able Guarantee and Collateral Agreement and the New Entity Guarantee and Collateral Agreement are collectively referred to as the "Guarantees", and each a "Guarantee").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby acknowledges the foregoing Second Limited Partnership Amending Agreement (2001-2) and confirms and agrees that (i) the Guarantee executed by it in connection with the Amended and Restated Credit Agreement continues to be valid and enforceable against it in accordance with its terms as of the date hereof; and (ii) the security granted by it to the Administrative Agent and the Lenders as security for the obligations under the Guarantee executed by it continues to secure its obligations to the Administrative Agent and the Lenders pursuant to the Guarantee.

         In witness whereof this acknowledgement and confirmation has been executed by the parties as of the date first above written in the Second Limited Partnership Amending Agreement (2001-2).


BRACKNELL CORPORATION                      EAGLE ELECTRIC HOLDINGS, INC.
                                           (MINNESOTA)

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


BRACKNELL CORPORATION (USA) INC.           EAGLE ELECTRIC HOLDINGS, INC.
                                           (DELAWARE)

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE GROUP LIMITED                    EAGLE ELECTRICAL SYSTEMS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE SERVICES GROUP LIMITED           SOUTHWEST SYSTEMS LIMITED

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


BRACKNELL TELECOMMUNICATION SERVICES INC.  PARSONS ELECTRIC HOLDINGS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

354709 ALBERTA LTD.                        ALLISON-SMITH COMPANY

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


334108 ALBERTA LTD.                        PARSONS ELECTRIC CO.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HIGHLIGHT WIRELESS SOLUTIONS INC.          CROUCH INDUSTRIES, LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


NEAL ELECTRIC, INC.                        QUALITY MECHANICAL CONTRACOTRS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


NEAL EQUIPMENT COMPANY, LLC.               INGLETT & STUBBS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HENDERSON ELECTRIC CO., INC.               BRACKNELL FACILITIES SERVICES, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

SYLVAN INDUSTRIAL PIPING, INC. (MICHIGAN)  THE STATE GROUP INTERNATIONAL LIMITED

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


SUNBELT INTEGRATED TRADE SERVICES, INC.    3041768 NOVA SCOTIA COMPANY

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE GROUP (USA) LIMITED              BRACKNELL B (WYOMING) LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


PREFERRED ELECTRIC, INC.                   BRACKNELL A (WYOMING) LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


PREFERRED ELECTRIC CONSTRUCTION            BRACKNELL LIMITED PARTNERSHIP, by its
CORPORATION                                general partner 1406883 Ontario Ltd.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HIGHLIGHT SOLUTIONS, INC.                  PATTON MANAGEMENT CORPORATION

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

1406883 ONTARIO LIMITED                    ADESTA VENTURES, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ADESTA COMMUNICATIONS, INC.                BRACKNELL GP L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ADESTA OF COLORADO, INC.                   BRACKNELL L.P., L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ABLE TELCOM DO BRASIL                      BRACKNELL INVESTMENTS, L.P., by its
                                           general partner BRACKNELL GP L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ABLE TELCOM INTERNATIONAL, INC.            ABLE WIRELESS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ADESTA TRANSPORTATION, INC.                MFS TRANSTECH, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer